UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 9, 2006

                            SHUMATE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-30291             65-0735872
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  (State or other jurisdiction     (Commission          (IRS Employer
        of incorporation)          File Number)       Identification No.)

          12060 FM 3083, Conroe, Texas                       77301
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    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (936) 441-5100


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 9, 2006, we entered into an amendment to letter agreement dated April 13, 2006 with Stillwater National Bank, or Stillwater. Pursuant to the amendment, Stillwater agreed to extend the deadline for a discount payment of $500,000 from us in full satisfaction of a secured convertible promissory note in the principal amount of $2,500,000 which we had previously issued to Stillwater in connection with our October 19, 2005 reorganization; provided, however, that the discount payment shall increase by $25,000, to $525,000, if payment is made between September 2, 2006 through December 1, 2006, and shall increase by $50,000, to $550,000, if payment is made between December 2, 2006 and March 1, 2007. All other conditions set forth in the April 13, 2006 letter agreement shall remain the same.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          SHUMATE INDUSTRIES, INC.
                          (Registrant)


Date:  August 15, 2006    By: /s/ Matthew C. Flemming
                              -------------------------------------------------
                              Matthew C. Flemming, Chief Financial Officer, Treasurer, Secretary, and Executive Vice President




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